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                                                                 EXHIBIT 10(zz)

                    CONFIDENTIAL SETTLEMENT AND RELEASE AGREEMENT

     THIS SETTLEMENT AGREEMENT herein ("Settlement") is made this 12th day of August, 1998 by and between COMPUTERIZED THERMAL IMAGING, INC. (hereinafter "Investor").

     WHEREAS, the parties to this Agreement wish to settle and compromise all claims of the parties hereto regarding the purchase of debentures of CTI made by the Investors thereto, without admitting liability of wrongdoing on the part of any party hereto.

     THEREFORE, in consideration of the mutual promises herein provided, the parties to this Agreement hereby agree as follows:

     1. SPENCER & KLEIN, P.A., 801 BRICKELL AVENUE, MIAMI, FL shall hold in escrow a CTI 12% Series A Senior Subordinated Convertible Redeemable Debenture [INTENTIONALLY REDACTED. INFORMATION IS THE SUBJECT OF A PENDING CONFIDENTIAL TREATMENT REQUEST.] issued to A.M.H.C. WEHNEIJER DE ASFILIATE, B.V. (collectively "Debentures"). [INTENTIONALLY REDACTED. INFORMATION IS THE SUBJECT OF A PENDING CONFIDENTIAL TREATMENT REQUEST.]

     2. Upon complete payment, SPENCER & KLEIN, P.A. shall deliver to CTI c/o of Thomas R. Spencer, Jr., the debentures for formal cancellation. Upon release of the debentures to CTI, the Investors shall be deemed to have authorized and consented to the cancellation of the debentures by CTI.

     3. The parties to this Agreement hereby agree not to disclose to any media representative, including but not limited to any newspapers, or electronic media whatsoever, any of the terms or conditions of any paragraphs of this Agreement, or any part or portion hereof.

     4. It is further agreed that, in addition to maintaining the confidentiality of the Agreement the parties agree not to disclose or characterize any of the negotiations between the parties culminating in this settlement agreement, including any offers, demands, counter-offers or counter-demands.

     5. In addition, the parties shall not disclose or characterize to any third person the terms of the settlement embodied in this Agreement, or the negotiations which culminated in this settlement, or any part or portion thereof unless compelled to do so under legal process or required to do so under applicable rules and regulations. Except as required by law, under the terms of this Agreement, only THE FACT that the parties have settled this matter may be disclosed.

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     6.   It is hereby understood and agreed that this Agreement upon full performance by the parties is intended to and will constitute a full and final release by CTI of all its respective claims against A.M.H.C. WEHNEIJER DE ASFILIATE, B.V. Pursuant to this Release Agreement, the Investors shall in the future be discharged from any and all liability to CTI whatsoever, including, without limitation, liability for contribution to and/or indemnification of any other person.

     7. It is hereby understood and agreed that this Agreement upon full performance by the parties is intended to and will constitute a full and final release by A.M.H.C. WEHNEIJER DE ASFILIATE, B.V., ("Investor") of all their respective claims against CTI. Pursuant to this Release Agreement CTI shall in the future be discharged from any and all liability to the Investors whatsoever, including, without limitation, liability for contribution to and/or indemnification of any other person.

     8. The parties declare they have read the foregoing Agreement, discussed it with their lawyers, and fully understood its terms and that the terms grated herein are the sole consideration for this Agreement, and that they voluntarily accept these terms for the purpose of making a full and final compromise, adjustment, settlement and release of all claims descried therein, all without admission of liability or wrongdoing on the part of any party hereof. This Declaration is made pursuant to 28 U.S.C. Section 1746. Each party hereto declares under penalty of perjury that the foregoing is true and correct.

     9. In the event of a breach by any of the parties hereto, the non-defaulting party may seek enforcement of this Agreement as a Court stipulation in the United States District Court, Southern District of Florida.

     10. Notice Requirements: All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be hand delivered by messenger or courier service, or mailed by registered or certified mail (postage prepaid), return receipt requested, or sent by Federal Express or similar overnight service from which a receipt may be obtained, addressed to:

CTI c/o
     Thomas R. Spencer, Jr.        Spencer & Klein, P.A.
                                   801 Brickell Avenue
                                   Suite 1901
                                   Miami, Florida 33131

     Investor

     Delivery: Each notice shall be deemed delivered on the date delivered.

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     IN WITNESS WHEREOF, they have hereunto set their hands and seals and executed this Declaration and Agreement this 12th day of August, 1998.

COMPUTERIZED THERMAL IMAGING,
INC. ("CTI")

By:            /s/  David B. Johnston
    -------------------------------------
Its:          CEO
    -------------------------------------
A.M.H.C. WEHNEIJER DE ASFILIATE, B.V.


By:           /s/  L. Kampinga
    -------------------------------------
Its:          Managing Director
    -------------------------------------

SPENCER & KLEIN, P.A.

801 Brickell Avenue
Suite 1901
Miami, Florida 33131

(Escrow Agent)

-----------------------------
By: Thomas R. Spencer, Jr.